SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (date of earliest event reported): March 23, 2004


                             LASERSIGHT INCORPORATED
                             -----------------------
              Exact name of registrant as specified in its charter


                                    Delaware
                                    --------
                  State or other jurisdiction of incorporation



                0-19671                              65-0273162
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        Commission File Number                     I.R.S. Employer
                                                  Identification No.


                 6848 Stapoint Court, Winter Park, Florida 32792
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                     Address of Principal Executive offices


       Registrant's telephone number, including area code: (407) 678-9900
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Item 7.  Financial Statements and Exhibits.

         Item 7(c).  Exhibits

         99.6 Monthly Operating Report for the period February 1, 2004 through February 29, 2004


Item 9. Regulation FD Disclosure.

On March 23, 2004, the Company filed its monthly operating report for the period February 1, 2004, through February 29, 2004 (the "Operating Report"). The Operating Report was filed with the U.S. Bankruptcy Court for the Middle District of Florida - Orlando Division - (the "Bankruptcy Court"). A copy of the Operating Report is attached as an exhibit to this filing.

                    Limitation on Incorporation by Reference

In accordance with General Instruction B.2 of Form 8-K, the information in this
Item 9 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing. The information set forth in this Item 9 will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

          Cautionary Statement Regarding Financial and Operating Data

The Company cautions readers not to place reliance upon information contained in the Operating Report. The Operating Report contains financial statements and other financial information that have not been audited or reviewed by independent accountants and may be subject to future reconciliation and adjustments. The Operating report is in a format prescribed by applicable bankruptcy laws and should not be used for investment purposes. There can be no assurance that the Operating Report is complete. The Operating Report contains information for periods different from those required in the Company's reports pursuant to the Exchange Act, and that information might not be indicative of the Company's financial condition or operating results for the period that would be reflected in the Company's financial statements or in its reports pursuant to the Exchange Act. Results set forth in the Operating Report should not be viewed as indicative of future results. The Company also cautions readers to read the Cautionary Statement contained as part of the Operating Report.

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                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     LASERSIGHT INCORPORATED


Date:  March 29, 2004                By:   /s/ Danghui ("David") Liu
                                           -------------------------
                                               Danghui ("David") Liu
                                               Interim Chief Executive Officer

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